UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2051 Palomar Airport Road, Suite 100, Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

MaxLinear, Inc. (“MaxLinear”) held its 2012 annual meeting of stockholders on May 10, 2012 (the “Annual Meeting”). Of the 22,175,183 shares of MaxLinear’s Class A common stock and 11,188,001 shares of MaxLinear’s Class B common stock outstanding as of March 12, 2012, 20,517,923 shares of Class A common stock and 10,996,060 shares of Class B common stock were represented at the Annual Meeting, either in person or by proxy, constituting, of the shares entitled to vote, 93% of the outstanding shares of Class A common stock, 98% of the outstanding shares of Class B common stock, and collectively 94% of the outstanding shares of Class A common stock and Class B common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.	Election of Class III Director by the holders of Class A common stock and Class B common stock. The following nominee was re-elected by the holders of Class A common stock and Class B common stock, voting together as a single class, to serve as a Class III director to hold office until MaxLinear’s 2015 annual meeting of stockholders or until his successor has been duly elected and qualified or his earlier resignation or removal:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Thomas E. Pardun	22,630,653	1,505,883	19,825	7,357,622

2.	Election of Class III Director by the holders of Class B common stock. The following nominee was re-elected by the holders of Class B common stock, voting separately as a class, to hold office until MaxLinear’s 2015 annual meeting of stockholders or until his successor has been duly elected and qualified or his earlier resignation or removal:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Kishore Seendripu, Ph.D.	10,996,060	0	0	N/A

3.	Vote to approve amendments to 2010 Equity Incentive Plan and 2004 Stock Plan to allow for one-time option exchange. For purposes of this proposal, each outstanding share of Class B common stock was entitled to ten votes, and each outstanding share of Class A common stock was entitled to one vote. Amendments to our 2010 Equity Incentive Plan and our 2004 Stock Plan to allow for a one-time option exchange that will permit our eligible employees to exchange certain outstanding stock options for a lesser number of restricted stock units to be granted under our 2010 Equity Incentive Plan with an adjusted vesting schedule was approved by our stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,476,809	10,469,244	174,848	7,357,622

4.	Advisory Vote to Approve Named Executive Officer Compensation. On an advisory basis, the compensation of our named executive officers as disclosed in our proxy statement was approved by our stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,596,308	277,756	282,297	7,357,622

5.	Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as MaxLinear’s independent registered public accounting firm for the fiscal year ending December 31, 2012, was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,287,713	46,405	179,865	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2012	MAXLINEAR, INC.

(Registrant)

	By:	/s/ Kishore Seendripu, Ph.D.
Kishore Seendripu, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

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